Exhibit 99.1
Exterran Holdings and Exterran Partners Report
Fourth Quarter and Full Year 2007 Results
HOUSTON, February 28, 2008 — Exterran Holdings, Inc. (NYSE: EXH) and Exterran Partners, L.P. (NASDAQ: EXLP) today reported financial results for the fourth quarter and full year 2007.
Exterran Holdings, Inc. Financial Results
Exterran Holdings reported net income for the fourth quarter 2007 of $58.5 million, or $0.87 per share, compared to a net loss for the third quarter 2007 of $75.4 million, or a $1.55 loss per share.
Fourth quarter 2007 results include merger and integration pretax charges of $9.3 million, or $0.08 per share, related to the merger of Hanover Compressor Company and Universal Compression Holdings, Inc. into Exterran Holdings. Fourth quarter results were also impacted by certain international tax benefits that reduced the effective tax rate during the period. Third quarter 2007 results included pretax charges related to merger, integration and refinancing activities and asset impairments that totaled $179.9 million, or $2.37 per share.
Revenue for the fourth quarter was $853.4 million and EBITDA, as adjusted (as defined below), was $212.5 million. For the twelve months ended December 31, 2007, revenue was $2,540.5 million, net income was $34.6 million, or $0.75 per share, including pretax charges related to merger, integration and refinancing activities that totaled $192.5 million, or $2.55 per share, and EBITDA, as adjusted, was $621.1 million.
The merger of Hanover and Universal was completed on August 20, 2007, and periods prior to the merger reflect only Hanover’s results. All share and per share amounts have been retroactively adjusted to reflect the merger conversion ratio of 0.325 shares of Exterran Holdings common stock for each share of Hanover common stock for all periods discussed or presented.
Exterran Holdings repurchased 617,100 shares of its common stock during the fourth quarter at an average price of $81.00 per share for a total of approximately $50 million. Including the repurchases in the fourth quarter, Exterran Holdings has now repurchased 1,258,400 shares of its common stock at an average price of $79.44 for a total of $100 million from August 20, 2007 through December 31, 2007.
Stephen A. Snider, Exterran Holdings’ President and CEO said, “I am pleased with our strong financial results in fourth quarter 2007, the first period to include a full contribution from both predecessor companies. These results reflect the hard work and dedication of our outstanding team of employees. The integration of Hanover and

Universal is going well and customer response to our enhanced worldwide integrated product and service offering has been outstanding. Despite certain market challenges in North America, I expect 2008 to be an exciting year for our company due to continuing overall demand for our core contract operations, substantial backlog of new orders and ample growth opportunities, particularly in international markets.”
Exterran Partners, L.P. Financial Results
Exterran Partners reported revenue of $36.6 million and net income of $7.3 million in the fourth quarter 2007, compared to revenue of $34.7 million and net income of $7.5 million in the third quarter 2007. EBITDA, as further adjusted (as defined below), totaled $20.1 million in the fourth quarter 2007 compared to $19.1 million in the third quarter 2007. Distributable cash flow (as defined below) totaled $14.1 million in the fourth quarter 2007 compared to $13.5 million in the third quarter 2007.
Exterran Partners reported revenue of $107.7 million and net income of $19.4 million in the twelve months ended December 31, 2007. EBITDA, as further adjusted, totaled $59.1 million in 2007 and distributable cash flow was $40.5 million.
Earlier this month, Exterran Partners paid a cash distribution for the fourth quarter of $0.425 per limited partner unit, an increase of 6.25 percent as compared to a cash distribution for the third quarter of $0.40 per limited partner unit.
“Exterran Partners achieved outstanding financial results in its first full year of operations, highlighted by strong activity levels, an acquisition from Exterran Holdings in July, and two increases in its cash distribution,” commented Mr. Snider, Chairman, President and CEO of Exterran Partners’ general partner. “Despite the challenges in the North American market, our outlook for Exterran Partners is optimistic due to continuing demand for compression services, implementation of efficiency enhancements in our field operations, and significant ongoing acquisition opportunities largely due to our relationship with Exterran Holdings.”
Conference Call Details
Exterran Holdings, Inc. (NYSE: EXH) and Exterran Partners, L.P. (NASDAQ: EXLP) announce the following schedule and teleconference information for its fourth quarter 2007 earnings release:
•	Teleconference: Thursday, February 28, 2008 at 11:00 a.m. Eastern Time (10:00 a.m. Central Time). To access the call, United States and Canadian participants should dial 866-454-4205. International participants should dial 913-312-1419 at least 10 minutes before the scheduled start time. Please reference Exterran conference call number 5224782.

•	Live Webcast: The webcast will be available in listen-only mode via the Company’s website: www.exterran.com.

•	Webcast Replay: For those unable to participate, a replay will be available from 1:30 p.m. Eastern Time on Thursday, February 28, until 1:30 p.m. Eastern Time Thursday, March 6, 2008. To listen to the replay, please dial 888-203-1112 in the U.S. and Canada, or 719-457-0820 internationally and enter access code 5829714.

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With respect to Exterran Holdings, EBITDA, as adjusted, a non-GAAP measure, is defined as income from continuing operations plus income taxes, interest expense (including debt extinguishment costs and gain or loss on termination of interest rate swaps), depreciation and amortization expense, impairment charges, merger and integration expenses, minority interest, excluding non-recurring items, and extraordinary gains or losses.
With respect to Exterran Partners, distributable cash flow, a non-GAAP measure, is defined as net income plus income taxes, depreciation expense, non-cash selling, general and administrative expenses, interest expense and any amounts by which cost of sales and selling, general and administrative costs are reduced as a result of caps on these costs contained in the omnibus agreement to which Exterran Holdings and Exterran Partners are parties (the “Omnibus Agreement”), which amounts are treated as capital contributions from Exterran Holdings for accounting purposes, less cash interest expense and maintenance capital expenditures, and excluding non-recurring items.
With respect to Exterran Partners, EBITDA, as further adjusted, a non-GAAP measure, is defined as net income plus income taxes, interest expense, depreciation expense, non-cash selling, general and administrative expenses and any amounts by which cost of sales and selling, general and administrative costs are reduced as a result of caps on these costs contained in the Omnibus Agreement, which amounts are treated as capital contributions from Exterran Holdings for accounting purposes, and excluding non-recurring items.
With respect to Exterran Holdings, Gross Margin, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization expense).
With respect to Exterran Partners, Gross Margin, as adjusted, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation expense) plus any amounts by which cost of sales are reduced as a result of caps on these costs contained in the Omnibus Agreement, which amounts are treated as capital contributions from Exterran Holdings for accounting purposes.
About Exterran
Exterran Holdings, Inc. is a global market leader in full service natural gas compression and a premier provider of operations, maintenance, service and equipment for oil and gas production, processing and transportation applications. Exterran Holdings serves customers across the energy spectrum—from producers to transporters to processors to storage owners. Headquartered in Houston, Texas, Exterran and its over 10,000 employees have operations in more than 30 countries worldwide.
Exterran Partners was formed by Exterran Holdings to provide natural gas contract compression services to customers throughout the United States. Exterran Holdings owns 51% of Exterran Partners.
For more information, visit www.exterran.com.

Forward Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Exterran Holdings, Inc. and Exterran Partners, L.P. (the “Companies”). Forward-looking information includes, but is not limited to: the Companies’ operational and financial strategies, and the Companies’ ability to successfully effect those strategies; the Companies’ financial and operational outlook and ability to fulfill that outlook; demand for the companies’ products and services and growth opportunities for those products and services; and the intent and ability of Exterran Holdings to drop-down additional assets into Exterran Partners.
While the Companies believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the accuracy of the forward-looking information. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements include: changes in Exterran Holdings’ credit rating and the factors that impact its credit rating; the failure to realize anticipated synergies from the merger; changes in master limited partnership equity markets and overall financial markets that impact the effect of the drop-down of additional assets from Exterran Holdings to Exterran Partners; changes in tax laws that impact master limited partnerships, including drop-downs of additional assets into Exterran Partners; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for natural gas and the impact on the price of natural gas; Exterran Holdings’ ability to timely and cost-effectively obtain components necessary to conduct the Companies’ business; changes in political or economic conditions in key operating markets, including international markets; the Companies’ ability to timely and cost-effectively integrate their enterprise resource planning systems; changes in safety and environmental regulations pertaining to the production and transportation of natural gas; and as to each of the Companies, the performance of the other entity.
These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Exterran Holdings’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, Exterran Partners’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and Exterran Holdings’ Registration Statement on Form S-4 (File No. 333-141695), and those set forth from time to time in Exterran Holdings’ and Exterran Partners’ filings with the Securities and Exchange Commission, which are currently available at www.exterran.com. Except as required by law, the Companies expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.
Exterran Contact Information:
Investors: David Oatman (713) 335-7460
Media: Pat (Patricia) Wente (713) 335-7011
Media: Rick Goins (832) 554-4918
(Tables Follow)

EXTERRAN HOLDINGS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006
Revenues:
North America contract operations	$202,956	$148,986	$101,546	$551,140	$384,292
International contract operations	111,414	88,457	69,410	336,807	263,228
Aftermarket services	102,307	75,045	50,463	274,489	179,043
Fabrication	436,698	432,114	240,024	1,378,049	766,758

	853,375	744,602	461,443	2,540,485	1,593,321

Costs and expenses:
Cost of sales (excluding depreciation and amortization expense):
North America contract operations	86,300	64,581	39,227	232,238	156,554
International contract operations	40,441	35,439	26,080	126,861	96,631
Aftermarket services	82,633	58,049	38,889	214,497	139,633
Fabrication	362,425	364,749	202,065	1,144,580	653,719
Selling, general and administrative	89,659	71,191	53,646	265,057	197,282
Merger and integration expenses	9,326	34,008	—	46,723	—
Depreciation and amortization	85,822	66,040	49,657	252,716	175,927
Fleet impairment	—	61,945	—	61,945	—
Interest expense (1)	34,959	38,680	29,684	130,092	123,496
Debt extinguishment costs	—	70,150	—	70,150	5,902
Equity in (income) loss of non-consolidated affiliates (2)	(5,541)	5,005	(2,039)	(12,498)	(19,430)
Other (income) expense, net	(15,002)	(13,578)	(5,461)	(44,646)	(50,897)

	771,022	856,259	431,748	2,487,715	1,478,817

Income (loss) from continuing operations before income taxes and minority interest	82,353	(111,657)	29,695	52,770	114,504
Provision (benefit) for income taxes	19,979	(38,692)	(427)	11,894	28,782
Minority interest, net of taxes	3,880	2,426	—	6,307	—

Income (loss) from continuing operations	58,494	(75,391)	30,122	34,569	85,722
Income from discontinued operations, net of tax	—	—	—	—	368
Gain (loss) from sales of discontinued operations, net of tax	—	—	—	—	63

Income (loss) before cumulative effect of accounting charges	58,494	(75,391)	30,122	34,569	86,153
Cumulative effect of accounting change, net of tax	—	—	—	—	370

Net income (loss)	$58,494	$(75,391)	$30,122	$34,569	$86,523

Basic income (loss) per common share (3):
Income (loss) from continuing operations	$0.90	$(1.55)	$0.91	$0.76	$2.61
Income from discontinued operations, net of tax	—	—	—	—	0.01
Cumulative effect of accounting changes, net of tax	—	—	—	—	0.01

Net income (loss)	$0.90	$(1.55)	$0.91	$0.76	$2.63

Diluted income (loss) per common share (3):
Income (loss) from continuing operations (4)	$0.87	$(1.55)	$0.84	$0.75	$2.48
Income from discontinued operations, net of tax	—	—	—	—	0.02
Cumulative effect of accounting changes, net of tax	—	—	—	—	0.01

Net income (loss)	$0.87	$(1.55)	$0.84	$0.75	$2.51

Weighted average common and equivalent shares outstanding (3):
Basic	65,276	48,771	33,003	45,580	32,883

Diluted	68,715	48,771	38,092	46,300	36,411

(1)	Includes termination of interest rate swaps charges of $7.0 million in the third quarter of 2007 related to debt refinancing.

(2)	Includes impairment of investment in non-consolidated affiliate of $6.7 million in the third quarter of 2007.

(3)	Adjusted for the Hanover common share conversion ratio in the merger of Hanover and Universal for the periods ended December 31, 2006.

(4)	Net income for the diluted earnings per share calculation for the three-month periods ending December 31, 2007 and 2006 is adjusted to add back interest expense and amortization of financing costs, net of tax, relating to the Company’s convertible senior notes totaling $1.2 million and $2.2 million, respectively. Net income for the diluted earnings per share calculation for the years ending December 31, 2007 and 2006 is adjusted to add back interest expense and amortization of financing costs, net of tax, relating to the Company’s convertible senior notes totaling $0.7 million and $4.7 million, respectively.

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(Dollars in thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006
Revenues:
North America contract operations	$202,956	$148,986	$101,546	$551,140	$384,292
International contract operations	111,414	88,457	69,410	336,807	263,228
Aftermarket services	102,307	75,045	50,463	274,489	179,043
Fabrication	436,698	432,114	240,024	1,378,049	766,758

Total	$853,375	$744,602	$461,443	$2,540,485	$1,593,321

Gross Margin (1):
North America contract operations	$116,656	$84,405	$62,319	$318,902	$227,738
International contract operations	70,973	53,018	43,330	209,946	166,597
Aftermarket services	19,674	16,996	11,574	59,992	39,410
Fabrication	74,273	67,365	37,959	233,469	113,039

Total	$281,576	$221,784	$155,182	$822,309	$546,784

Selling, General and Administrative	$89,659	$71,191	$53,646	$265,057	$197,282
% of Revenues	11%	10%	12%	10%	12%

EBITDA, as adjusted (1)	$212,460	$165,909	$109,036	$621,139	$419,829
% of Revenues	25%	22%	24%	24%	26%

Capital Expenditures	$119,279	$90,714	$73,411	$352,190	$246,583
Less: Proceeds from Sale of PP&E	(6,463)	(8,591)	(54,942)	(36,277)	(78,415)

Net Capital Expenditures	$112,816	$82,123	$18,469	$315,913	$168,168

Gross Margin Percentage:
North America contract operations	57%	57%	61%	58%	59%
International contract operations	64%	60%	62%	62%	63%
Aftermarket services	19%	23%	23%	22%	22%
Fabrication	17%	16%	16%	17%	15%
Total	33%	30%	34%	32%	34%

Reconciliation of GAAP to Non-GAAP Financial Information:
Income from continuing operations	$58,494	$(75,391)	$30,122	$34,569	$85,722
Depreciation and amortization	85,822	66,040	49,657	252,716	175,927
Fleet impairment	—	61,945	—	61,945	—
Impairment of investment in non-consolidated affiliate	—	6,743	—	6,743	—
Interest expense	34,959	38,680	29,684	130,092	123,496
Debt extinguishment costs	—	70,150	—	70,150	5,902
Merger and integration expenses	9,326	34,008	—	46,723	—
Minority interest	3,880	2,426	—	6,307	—
Provision (benefit) for income taxes	19,979	(38,692)	(427)	11,894	28,782

EBITDA, as adjusted (1)	212,460	165,909	109,036	621,139	419,829
Selling, general and administrative	89,659	71,191	53,646	265,057	197,282
Equity in (income) loss of non-consolidated affiliates	(5,541)	5,005	(2,039)	(12,498)	(19,430)
Less: Impairment of investment in non-consolidated affiliate	—	(6,743)	—	(6,743)	—
Other (income) expense	(15,002)	(13,578)	(5,461)	(44,646)	(50,897)

Gross Margin (1)	$281,576	$221,784	$155,182	$822,309	$546,784

	December 31,	September 30,	December 31,
	2007	2007	2006

Debt	$2,333,924	$2,246,063	$1,369,931
Stockholders’ Equity	$3,162,260	$3,151,359	$1,014,282
Total Debt to Capitalization	42.5%	41.6%	57.5%

(1)	Management believes disclosure of EBITDA, as adjusted, and Gross Margin, non-GAAP measures, provide useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone. Management uses EBITDA, as adjusted, and Gross Margin as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as adjusted, is used by management as a valuation measure.

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(Horsepower in thousands; dollars in millions)

	December 31,	September 30,
	2007	2007
Total Available Horsepower:
North America contract operations	4,514	4,475
International contract operations	1,447	1,442

Total	5,961	5,917

Total Operating Horsepower:
North America contract operations	3,632	3,719
International contract operations	1,306	1,290

Total	4,938	5,009

Horsepower Utilization:
North America contract operations	80%	83%
International contract operations	90%	89%
Total	83%	85%

	December 31,	September 30,	December 31,
	2007	2007	2006

Fabrication Backlog:
Compression & accessory	$322	$395	$325
Production & processing	788	720	483

Total	$1,110	$1,115	$808

EXTERRAN PARTNERS, L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per unit amounts)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006

Revenue	$36,575	$34,711	$13,465	$107,675	$13,465

Costs and expenses:
Cost of sales (excluding depreciation)	15,511	14,986	5,271	46,066	5,271
Depreciation	5,660	5,160	2,108	16,570	2,108
Selling, general and administrative	4,134	3,400	1,566	13,730	1,566
Interest expense	3,872	3,560	1,815	11,658	1,815
Other (income) expense, net	(4)	(9)	—	(22)	—

Total costs and expenses	29,173	27,097	10,760	88,002	10,760

Income before income taxes	7,402	7,614	2,705	19,673	2,705
Income tax (benefit) expense	90	132	—	272	—

Net income	$7,312	$7,482	$2,705	$19,401	$2,705

General partner interest in net income	$205	$150	$54	$447	$54

Limited partner interest in net income	$7,107	$7,332	$2,651	$18,954	$2,651

Weighted average limited partners’ units outstanding:
Basic	16,679	16,285	4,810	14,604	4,810

Diluted	16,753	16,334	4,811	14,702	4,811

Earnings per limited partner unit:
Basic	$0.43	$0.45	$0.55	$1.30	$0.55

Diluted	$0.42	$0.45	$0.55	$1.29	$0.55

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(Dollars in thousands, except per unit amounts)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006

Revenue	$36,575	$34,711	$13,465	$107,675	$13,465

Gross Margin, as adjusted (1)	$23,755	$22,581	$9,039	$70,249	$9,039

EBITDA, as further adjusted (1)	$20,122	$19,125	$7,277	$59,138	$7,277
% of Revenue	55%	55%	54%	55%	54%

Capital Expenditures	$8,585	$7,627	$332	$32,362	$332
Proceeds from Sale of PP&E	—	—	—	—	—

Net Capital Expenditures	$8,585	$7,627	$332	$32,362	$332

Gross Margin percentage, as adjusted	65%	65%	67%	65%	67%

Distributable cash flow (2)	$14,108	$13,505	$5,200	$40,529	$5,200

Distributions per Limited Partner Unit	$0.425	$0.40	$0.28	$1.53	$0.28
Distribution to All Unitholders, including Incentive Distributions	$7,292	$6,808	$3,588	$24,574	$3,588
Distributable Cash Flow Coverage	1.93x	1.98x	1.45x	1.65x	1.45x

	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006

Debt	$217,000	$220,000	$125,000	$217,000	$125,000
Total Partners’ Capital	$145,799	$147,769	$69,457	$145,799	$69,457
Total Debt to Capitalization	60%	60%	64%	60%	64%
Total Debt to Annualized EBITDA, as further adjusted (1)	2.7x	2.9x	4.3x	0.9x	4.3x
EBITDA, as further adjusted (1) to Interest Expense	5.2x	5.4x	4.0x	5.1x	4.0x

(1)	Management believes disclosure of EBITDA, as further adjusted, and Gross Margin, as adjusted, non-GAAP measures, provide useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone. Management uses EBITDA, as further adjusted, and Gross Margin, as adjusted, as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as further adjusted, is used by management as a valuation measure.

(2)	Distributable cash flow, a non-GAAP measure, is a significant liquidity metric used by management to compare basic cash flows generated by us to the cash distributions we expect to pay our partners. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions.

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(Dollars in thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006
Reconciliation of GAAP to Non-GAAP Financial Information:

Net income	$7,312	$7,482	$2,705	$19,401	$2,705
Income tax (benefit) expense	90	132	—	272	—
Depreciation	5,660	5,160	2,108	16,570	2,108
Cap on operating and selling, general and administrative costs provided by Exterran Holdings (“EXH”)	2,687	2,847	526	8,901	526
Non-cash selling, general and administrative costs	501	792	123	3,184	123
Non-recurring cash selling, general and administrative reimbursement (1)	—	(848)	—	(848)	—
Interest expense, net of interest income	3,872	3,560	1,815	11,658	1,815

EBITDA, as further adjusted (2)	20,122	19,125	7,277	59,138	7,277
Cash selling, general and administrative costs (see note 1 below)	3,633	2,608	1,762	10,546	1,762
Less: cap on selling, general and administrative costs provided by EXH	—	—	—	(283)	—
Plus: Non-recurring cash selling, general and administrative reimbursement (1)	—	848	—	848	—

Gross Margin, as adjusted for operating cost caps provided by EXH (2)	$23,755	$22,581	$9,039	$70,249	$9,039
Less: Cash interest expense	(3,643)	(3,501)	(1,771)	(11,258)	(1,771)
Less: Cash selling, general and administrative, as adjusted for cost caps provided by EXH	(3,633)	(2,608)	(1,762)	(10,263)	(1,762)
Less: Income tax (expense) benefit	(90)	(132)	—	(272)	—
Less: Maintenance capital expenditures	(2,281)	(1,987)	(306)	(7,079)	(306)
Less: Non-recurring cash selling, general and administrative reimbursement (1)	—	(848)	—	(848)	—

Distributable cash flow (3)	$14,108	$13,505	$5,200	$40,529	$5,200

Cash flows from operating activities	$9,473	$11,305	$2,788	$34,358	$2,788
Amortization of debt issuance cost	(67)	(59)	(44)	(238)	(44)
Cap on operating and selling, general and administrative costs provided by EXH	2,687	2,847	526	8,901	526
Interest expense, net of interest income	3,872	3,560	1,815	11,658	1,815
Cash interest expense	(3,643)	(3,501)	(1,771)	(11,258)	(1,771)
Maintenance capital expenditures	(2,281)	(1,987)	(306)	(7,079)	(306)
Change in current assets/liabilities	4,067	2,314	2,192	5,035	2,192
Change in non-current assets/liabilities	—	(126)	—	—	—
Less: Non-recurring cash selling, general and administrative reimbursement (1)	—	(848)	—	(848)	—

Distributable cash flow (3)	$14,108	$13,505	$5,200	$40,529	$5,200

(1)	Consists of a cash reimbursement from Exterran Holdings of non-cash merger-related expenses incurred by Exterran Partners.

(2)	Management believes disclosure of EBITDA, as further adjusted, and Gross Margin, as adjusted, non-GAAP measures, provide useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone. Management uses EBITDA, as further adjusted, and Gross Margin, as adjusted, as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as further adjusted, is used by management as a valuation measure.

(3)	Distributable cash flow, a non-GAAP measure, is a significant liquidity metric used by management to compare basic cash flows generated by us to the cash distributions we expect to pay our partners. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions.

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(Horsepower in thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006

Total Available Horsepower (at period end)	723	703	343	723	343

Average Operating Horsepower	667	632	330	496	330

Horsepower Utilization:
Spot (at period end)	95%	95%	97%	93%	97%
Average	94%	95%	99%	95%	99%

Combined U.S. Contract Operations Horsepower of Exterran Holdings and Exterran Partners covered by contracts converted to service agreements (at period end) (1)	1,294	1,201	1,114	1,294	1,114

Total Available U.S. Contract Operations Horsepower of Exterran Holdings and Exterran Partners (at period end) (1)	4,403	4,365	2,069	4,403	2,069

% of U.S. Contract Operations Horsepower of Exterran Holdings and Exterran Partners under Converted Contract Form (at period end) (1)	29.4%	27.5%	53.8%	29.4%	53.8%

(1)	Includes only horsepower of Universal Compression, Inc. at December 31, 2006.